UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2024

MBIA Inc.

(Exact name of Registrant as Specified in Its Charter)

Connecticut	001-09583	06-1185706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road Suite 301
Purchase, New York		10577
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 273-4545

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 2, 2024 (the “Annual Meeting”). The matters that were voted upon at the Annual Meeting, the number of votes cast for or against each matter (and percent of shares voted), and the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Proposal 1: Election of Directors. The shareholders elected the Company’s nominees to the Board of Directors. The voting results were as follows:

Nominees: For (% of shares voted) Against (% of shares voted) Abstain Broker Non-Votes

Diane L. Dewbrey	30,905,337	(94.98%)	1,632,815	(5.01%)	31,836	9,401,390
William C. Fallon	31,726,096	(97.50%)	812,068	(2.49%)	31,824	9,401,390
Steven J. Gilbert	29,951,696	(92.05%)	2,586,471	(7.94%)	31,821	9,401,390
Janice L. Innis-Thompson	31,678,664	(97.35%)	859,507	(2.64%)	31,817	9,401,390
Theodore Shasta	30,915,063	(95.01%)	1,623,105	(4.98%)	31,820	9,401,390
Richard C. Vaughan	30,915,005	(95.01%)	1,623,126	(4.98%)	31,857	9,401,390

Proposal 2: Approval of Compensation Paid to Named Executive Officers. The shareholders voted to approve the compensation of the Company’s named executive officers listed in the proxy statement for the Annual Meeting. The shareholder vote is advisory and non-binding. The voting results were as follows:

For (% of shares voted)	Against (% of shares voted)	Abstained	Broker Non-Votes
26,130,153 (80.66%)	6,263,619 (19.33%)	176,216	9,401,390

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. The voting results were as follows:

For (% of shares voted)	Against (% of shares voted)	Abstained	Broker Non-Votes
40,640,645 (96.90%)	1,299,865 (3.09%)	30,868

Proposal 4: Approval of the Amended and Restated MBIA Inc. Omnibus Incentive Plan. The voting results were as follows:

For (% of shares voted)	Against (% of shares voted)	Abstained	Broker Non-Votes
29,655,946 (91.57%)	2,727,570 (8.42%)	186,472	9,401,390

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

Date:	May 7, 2024	By:	/s/ William J. Rizzo
William J. Rizzo Co-General Counsel